UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2014

WESTERN ASSET

MACRO OPPORTUNITIES FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to maximize total return.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Macro Opportunities Fund for the twelve-month reporting period ended October 31, 2014. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

November 28, 2014

II	Western Asset Macro Opportunities Fund

Investment commentary

Economic review

Since the end of the Great Recession, the U.S. economy has expanded at a slower than usual pace, compared to recent history. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce’s revised figures, was 4.5% during the third quarter of 2013, its best reading since the fourth quarter of 2011. During the twelve months ended October 31, 2014 (the “reporting period”), the severe winter weather of January and February played a key role in a sharp reversal in the economy, a 2.1% contraction during the first quarter of 2014. This was the first negative GDP report in three years. Negative contributions were widespread: private inventory investment, exports, state and local government spending and nonresidential and residential fixed investment. Thankfully, this setback was very brief, as second quarter GDP growth was 4.6%, suggesting the recovery has some resilience and the economy continues to recover from the severe consequences of the Great Recession. The second quarter rebound in GDP growth was driven by several factors, including an acceleration in personal consumption expenditures (“PCE”), increased private inventory investment and exports, as well as an upturn in state and local government spending. After the reporting period ended, the Department of Commerce’s second estimate for third quarter GDP growth was 3.9%, driven by contributions from PCE, exports, nonresidential fixed investment and government spending.

The U.S. manufacturing sector continued to support the economy during the reporting period. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all twelve months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After readings of 57.0 and 56.5 in November and December 2013, respectively, the PMI fell to 51.3 in January 2014, its weakest reading since May 2013. PMI then generally rose over the next several months, reaching a high of 59.0 in August, its best reading since March 2011. While PMI dipped to 56.6 in September, it rose back to 59.0 in October.

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.0%. Unemployment generally declined throughout the reporting period and reached a low of 5.8% in October 2014, this represented the lowest level since July 2008.

Growth outside the U.S. was mixed in many countries. In its October 2014 World Economic Outlook, the International Monetary Fund (“IMF”) said “Despite setbacks, an uneven global recovery continues. In advanced economies, the legacies of the pre-crisis boom and the subsequent crisis, including high private and public debt, still cast a shadow on the recovery. Emerging markets are adjusting to rates of economic growth lower than those reached in the pre-crisis boom and the post-crisis recovery. Overall, the pace of recovery is becoming more country specific.” From a regional perspective, the IMF forecasts 2014 growth will be 0.8% in the Eurozone, versus -0.4% in 2013. Japan’s economy is projected to expand 0.9% in 2014, compared to 1.5% in 2013. Elsewhere the IMF projects that overall growth in emerging market countries will decelerate in 2014, with expected growth of 4.4% versus 4.7% in 2013.

Western Asset Macro Opportunities Fund	III

Investment commentary (cont’d)

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. The Fed also took steps to end its asset purchase program that was announced in December 2012. At that time, the Fed said it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.” At each of the Fed’s next six meetings (January, March, April, June, July and September 2014), it announced further $10 billion tapering of its asset purchases. At its meeting that ended on October 29, 2014, the Fed announced that its asset purchase program had concluded. The Fed also said that it “currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Committee views as normal in the longer run.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth. In May 2013, before the beginning of the reporting period, the ECB cut rates from 0.75% to 0.50%. The ECB then lowered the rates to a new record low of 0.25% in November 2013. On June 5, 2014, the ECB made a number of additional moves in an attempt to support the region’s economy and ward off deflation: The ECB reduced rates to a new low of 0.15% and announced it would charge commercial banks 0.10% to keep money at the ECB. This “negative deposit rate” was aimed at encouraging commercial banks to lend some of their incremental cash which, in turn, could help to spur growth. On September 4, 2014, the ECB reduced rates to yet another record low of 0.05% and it began charging commercial banks 0.20% to keep money at the ECB. Furthermore, the ECB started purchasing securitized loans and covered bonds in October 2014. In other developed countries, the Bank of England kept rates on hold at 0.50% during the reporting period, as did Japan at a range of zero to 0.10%, its lowest level since 2006. At the end of October 2014, the Bank of Japan announced that it would increase its asset purchases by between 10 trillion yen and 20 trillion yen ($90.7 billion to $181.3 billion) to approximately 80 trillion yen ($725 billion) annually, in an attempt to stimulate growth. Elsewhere, the People’s Bank of China kept rates on hold at 6.0%. However, on November 21, 2014, it cut the rate to 5.6%, the first reduction since July 2012.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

November 28, 2014

IV	Western Asset Macro Opportunities Fund

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

Western Asset Macro Opportunities Fund	V

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to maximize total return. Under normal circumstances, the Fund seeks to achieve its investment objective by implementing an opportunistic investing strategy. The Fund attempts to identify and capitalize on attractive relative-value opportunities principally in fixed income markets around the globe by investing in a variety of securities and other instruments. Although the Fund does not expect to invest in individual equities it may also invest in equity-related strategies, such as equity index futures and swaps, to the extent a sub-adviser believes those strategies are consistent with the Fund’s overall objective and strategy. The Fund’s trading strategy is expected to include positions based on longer-term outlooks, such as the sub-advisers’ views on long-term macroeconomic themes, and shorter-term circumstances. The Fund has fewer restrictions than other fixed income funds and expects to trade actively.

Under normal circumstances, at the time of purchase, no more than 75% of the Fund’s net assets may be invested in non-dollar denominated securities. The Fund has the ability to invest up to 50% of the Fund’s net assets in emerging markets, up to 50% in high yield and up to 50% in un-hedged non-U.S. dollar denominated securities, currency futures, forwards, or options measured at notional value, excluding instruments used for hedging purposes.

The Fund may enter into various derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, futures, options, swaps and foreign currency futures, forwards and options. In particular, the Fund may use certain derivatives, including bond and interest rate futures, options on bonds, options on bond and interest rate futures, interest rate options, interest rate swaps, credit default swaps (on individual securities and/or baskets of securities), options (including options on credit default swaps), other futures, swaps and options (including on equities and equity indices), forwards, options on swaps, options on forwards and mortgage-backed securities to a significant extent, although the amounts invested in these instruments may change from time to time.

The Fund may also use commodity and commodity index futures, options and swaps. Non-dollar securities may be held on a currency hedged or un-hedged basis. The Fund may engage (although it may choose not to) in currency exchange transactions to protect against uncertainty in the level of future exchange rates or to enhance returns. The Fund may also engage in short sales or may otherwise hold short positions. The derivatives used by the Fund may represent a form of investment leverage in that the potential exposure of the Fund may exceed its net assets.

Although the Fund may invest in securities of any maturity, the Fund will normally maintain a dollar-weighted average effective durationi (including futures positions), as estimated by the Fund’s subadvisers, within the range of -5 to 10 years. The Fund may invest in debt and fixed income securities of any credit quality, including securities that are in default.

Western Asset Macro Opportunities Fund 2014 Annual Report	1

Fund overview (cont’d)

Q. What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) generated positive results and largely outperformed equal-durationii Treasuries over the twelve months ended October 31, 2014. Risk aversion was prevalent at times given mixed economic data, questions surrounding the outlook for global growth, changing monetary policy by the Federal Reserve Board (“Fed”)iii, and several geopolitical issues. However, these factors were largely overshadowed by solid demand from investors looking to generate incremental yield in the low interest rate environment.

Short-term Treasury yields moved higher, whereas longer-term Treasury yields declined during the twelve months ended October 31, 2014. Two-year Treasury yields rose from 0.31% at the beginning of the period to 0.50% at the end of the period. Their peak of 0.59% occurred in mid-September 2014 and they were as low as 0.28% in late November and early December 2013. Ten-year Treasury yields were 2.57% at the beginning of the period and reached a low of 2.15% on October 15, 2014. Their peak of 3.04% occurred on December 31, 2013 and they ended the reporting period at 2.35%.

All told, the Barclays U.S. Aggregate Indexiv, returned 4.14% during the reporting period. Global high-yield bonds and emerging market debt also generated positive results. Over the reporting period, the Barclays Global High Yield Index (USD hedged)v returned 4.55% and the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vi returned 7.20%.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We increased the Fund’s allocations to high-yield corporate bonds, emerging market debt, mortgage-backed securities (“MBS”) and peripheral Europe. We also added to its foreign exchange exposure. In contrast, we reduced the Fund’s exposures to investment-grade corporate bonds and municipal bonds. Elsewhere, we also reduced the Fund’s duration.

The Fund used a number of derivative instruments during the reporting period to implement its portfolio positioning. Eurodollar futures and options, futures on U.S., UK, Italian, Japanese, French and German Treasuries, options on U.S., Japanese and German Treasury futures, as well as interest rate swaps, were used to manage the Fund’s duration and yield curvevii positioning. They were negative for performance. Currency forwards and currency futures/options, which were utilized to manage the Fund’s currency positioning, contributed to performance. Credit default swaps (CDS/CDX), ITRAXX swaps, and swaptions on CDX were used to manage the Fund’s credit exposure. They were positive for performance.

Performance review

For the twelve months ended October 31, 2014, Class A shares of Western Asset Macro Opportunities Fund, excluding sales charges, returned 10.61%. The Fund’s unmanaged benchmark the BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Indexviii returned 0.24% for the same period. The Lipper Alternative Credit

2	Western Asset Macro Opportunities Fund 2014 Annual Report

Focus Funds Category Average1 returned 2.41% over the same time frame.

Performance Snapshot as of October 31, 2014 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Macro Opportunities Fund:
Class A	2.83%	10.61%
Class C	2.48%	9.71%
Class FI	2.84%	10.51%
Class I	2.83%	10.72%
Class IS	2.83%	10.62%
BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index	0.12%	0.24%
Lipper Alternative Credit Focus Funds Category Average[1]	0.18%	2.41%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended October 31, 2014 for Class A, Class C, Class FI, Class I and Class IS shares were 2.74%, 2.22%, 2.87%, 3.16% and 3.37%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C, Class FI, Class I and Class IS shares would have been 2.73%, 2.16%, 2.58%, 3.16%, and 3.21%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2014 the gross total annual operating expense ratios for Class A, Class C, Class FI, Class I and Class IS shares were 4.96%, 4.94%, 5.01%, 4.50% and 4.68%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets is not expected to exceed 1.65% for Class A shares, 2.40% for Class C shares, 1.65% for

[1]	Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 202 funds for the six-month period and among the 149 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

Western Asset Macro Opportunities Fund 2014 Annual Report	3

Fund overview (cont’d)

Class FI shares, 1.35% for Class I shares and 1.25% for Class IS shares. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares, subject to recapture as described below. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s absolute performance during the reporting period was its foreign exchange exposure. In particular, long U.S. dollar positions versus the Euro and Yen were rewarded. The Fund’s allocation to investment grade corporate bonds was also a meaningful contributor to performance. The sector performed well as spreads narrowed given generally improving fundamentals, solid corporate profits, low defaults and overall strong investor demand. Individual investment-grade corporate bond holdings that added the most value were Verizon, Wells Fargo and Royal Bank of Scotland. Duration and positioning among U.S. government securities was also beneficial. The Fund’s duration was tactically managed, as we were long the front end, short the intermediate portion and long the long end of the curve, and the curve flattened over the reporting period. Our exposures to peripheral Europe aided results as their spreads narrowed. In peripheral Europe, our exposure to the 10-year part of the Italian Treasury yield curve helped the most. Elsewhere, the Fund’s allocations to MBS, high-yield corporate bonds and municipal bonds were additive for the Fund’s performance.

Q. What were the leading detractors from performance?

A. There were no meaningful detractors from the Fund’s absolute performance during the reporting period. That being said, positions in Russia and Ukraine within our emerging markets exposure were drags on performance, as the ongoing conflict negatively impacted investor sentiment.

Thank you for your investment in Western Asset Macro Opportunities Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

November 18, 2014

RISKS: Fixed-income securities involve interest rate, credit, inflation and reinvestment risks; and possible loss of principal. As interest rates rise, the value of fixed-income securities falls. High-yield bonds possess greater price volatility, illiquidity and possibility of default. Asset-backed, mortgage-backed or mortgage related securities are subject to prepayment and extension risks. International investments are subject to special risks, including currency fluctuations, as well as social, economic and

4	Western Asset Macro Opportunities Fund 2014 Annual Report

political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The Fund may use derivatives to a significant extent, which could result in substantial losses and greater volatility in the Fund’s net assets. Potential active and frequent trading may result in higher transaction costs and increased investor liability. The use of leverage may increase volatility and possibility of loss. The manager’s investment style may become out of favor and/or the manager’s selection process may prove incorrect; which may have a negative impact on the Fund’s performance. The Fund is non-diversified and may invest its assets in a limited number of issuers or strategies. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2014 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 15 through 25 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2014 were: Sovereign Bonds (31.2%), Corporate Bonds & Notes (29.5%), U.S. Government & Agency Obligations (16.6%), Collateralized Mortgage Obligations (7.7%) and Non-U.S. Treasury Inflation Protected Securities (1.8%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Macro Opportunities Fund 2014 Annual Report	5

Fund overview (cont’d)

[i]

Effective duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities. (For example, some bonds can be prepaid by the issuer.)

ii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

[v]

The Barclays Global High Yield Index provides a broad-based measure of the global high-yield fixed-income markets, representing the union of the U.S. High-Yield, Pan-European High-Yield, U.S. Emerging Markets High-Yield, CMBS High-Yield and Pan European Emerging Markets High-Yield Indices.

vi

The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

vii	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

viii

The BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The Index, therefore, will always have a constant maturity equal to exactly three months.

6	Western Asset Macro Opportunities Fund 2014 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2014 and October 31, 2013 and does not include derivatives such as written options, futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.
‡	Represents less than 0.1%.

Western Asset Macro Opportunities Fund 2014 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2014 and held for the six months ended October 31, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	2.83%	$1,000.00	$1,028.30	1.33%	$6.80	Class A	5.00%	$1,000.00	$1,018.50	1.33%	$6.77
Class C	2.48	1,000.00	1,024.80	2.20	11.23	Class C	5.00	1,000.00	1,014.12	2.20	11.17
Class FI	2.84	1,000.00	1,028.40	1.42	7.26	Class FI	5.00	1,000.00	1,018.05	1.42	7.22
Class I	2.83	1,000.00	1,028.30	1.31	6.70	Class I	5.00	1,000.00	1,018.60	1.31	6.67
Class IS	2.83	1,000.00	1,028.30	1.04	5.32	Class IS	5.00	1,000.00	1,019.96	1.04	5.30

8	Western Asset Macro Opportunities Fund 2014 Annual Report

[1]	For the six months ended October 31, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Western Asset Macro Opportunities Fund 2014 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class I	Class IS
Twelve Months Ended 10/31/14	10.61%	9.71%	10.51%	10.72%	10.62%
Inception* through 10/31/14	13.24	12.36	13.15	13.34	13.34

With sales charges[2]	Class A	Class C	Class FI	Class I	Class IS
Twelve Months Ended 10/31/14	5.95%	8.71%	10.51%	10.72%	10.62%
Inception* through 10/31/14	9.16	12.36	13.15	13.34	13.34

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 8/30/13 through 10/31/14)	15.70%
Class C (Inception date of 8/30/13 through 10/31/14)	14.65
Class FI (Inception date of 8/30/13 through 10/31/14)	15.59
Class I (Inception date of 8/30/13 through 10/31/14)	15.82
Class IS (Inception date of 8/30/13 through 10/31/14)	15.82

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 4.25%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, C, FI, I and IS shares is August 30, 2013.

10	Western Asset Macro Opportunities Fund 2014 Annual Report

Historical performance

Value of $10,000 invested in

Class A, C and FI Shares of Western Asset Macro Opportunities Fund vs. BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index† — August 30, 2013 - October 2014

Value of $1,000,000 invested in

Class I and IS Shares of Western Asset Macro Opportunities Fund vs. BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index† — August 30, 2013 - October 2014

Western Asset Macro Opportunities Fund 2014 Annual Report	11

Fund performance (unaudited) (cont’d)

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, C and FI shares and $1,000,000 invested in Class I and IS shares of Western Asset Macro Opportunities Fund on August 30, 2013 (inception date), assuming the deduction of the maximum initial sales charge of 4.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2014. The hypothetical illustration also assumes a $10,000 or $1,000,000 investment, as applicable, in the BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index. The BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity Index is based on the assumed purchase of a synthetic instrument having three months to maturity and with a coupon equal to the closing quote for three-month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing three-month LIBOR rate) and is rolled into a new three-month instrument. The Index, therefore, will always have a constant maturity equal to exactly three months. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index.

12	Western Asset Macro Opportunities Fund 2014 Annual Report

Spread duration (unaudited)

Economic exposure — October 31, 2014

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities
WAMO	— Western Asset Asian Opportunities Fund

Western Asset Macro Opportunities Fund 2014 Annual Report	13

Effective duration (unaudited)

Interest rate exposure — October 31, 2014

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— BofA Merrill Lynch USD LIBOR 3-Month Constant Maturity
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
MBS	— Mortgage Backed Securities
WAMO	— Western Asset Macro Opportunities Fund

14	Western Asset Macro Opportunities Fund 2014 Annual Report

Schedule of investments

October 31, 2014

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Sovereign Bonds — 31.2%
Brazil — 4.0%
Federative Republic of Brazil, Notes	10.000%	1/1/17	34,903,000	BRL	$13,457,720
Federative Republic of Brazil, Senior Notes	4.250%	1/7/25	680,000		690,880
Total Brazil					14,148,600
Colombia — 1.4%
Republic of Colombia, Senior Bonds	5.625%	2/26/44	4,296,000		4,796,939
Hungary — 0.5%
Republic of Hungary, Senior Notes	5.750%	11/22/23	1,636,000		1,799,600
Italy — 6.2%
Italy Buoni Poliennali Del Tesoro, Bonds	5.000%	9/1/40	10,205,000	EUR	15,640,082	(a)
Italy Buoni Poliennali Del Tesoro, Senior Bonds	4.750%	9/1/44	4,180,000	EUR	6,204,609	(a)
Total Italy					21,844,691
Korea — 0.9%
Republic of Korea, Senior Bonds	3.500%	3/10/24	2,919,030,000	KRW	2,927,125
Mexico — 8.2%
United Mexican States, Bonds	6.500%	6/9/22	325,995,300	MXN	25,341,246
United Mexican States, Bonds	7.750%	11/13/42	42,434,400	MXN	3,523,720
Total Mexico					28,864,966
Poland — 2.6%
Republic of Poland, Bonds	4.000%	10/25/23	27,020,000	PLN	9,005,063
Russia — 3.3%
Russian Federal Bond, Bonds	8.150%	2/3/27	530,580,000	RUB	10,905,138
Russian Foreign Bond — Eurobond, Senior Bonds	4.875%	9/16/23	600,000		600,870	(b)
Russian Foreign Bond — Eurobond, Senior Bonds	4.875%	9/16/23	200,000		200,290	(a)
Total Russia					11,706,298
South Africa — 2.3%
Republic of South Africa, Bonds	7.750%	2/28/23	31,500,000	ZAR	2,866,194
Republic of South Africa, Bonds	10.500%	12/21/26	10,450,000	ZAR	1,137,304
Republic of South Africa, Senior Notes	5.875%	9/16/25	3,650,000		4,124,500
Total South Africa					8,127,998
Turkey — 1.2%
Republic of Turkey, Senior Bonds	5.750%	3/22/24	3,763,000		4,155,481
Ukraine — 0.6%
Republic of Ukraine, Senior Bonds	6.580%	11/21/16	200,000		176,040	(b)
Republic of Ukraine, Senior Notes	6.250%	6/17/16	1,360,000		1,210,400	(b)
Republic of Ukraine, Senior Notes	6.250%	6/17/16	940,000		836,600	(a)
Total Ukraine					2,223,040
Total Sovereign Bonds (Cost — $114,409,085)					109,599,801

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2014 Annual Report	15

Schedule of investments (cont’d)

October 31, 2014

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Asset-Backed Securities — 1.1%
Aegis Asset Backed Securities Trust, 2003-3 M2	2.627%	1/25/34	969,251		$903,837	(c)
Citigroup Mortgage Loan Trust Inc., 2006-WFH2 M1	0.422%	8/25/36	760,000		610,843	(c)
EMC Mortgage Loan Trust, 2005-A M1	0.802%	5/25/43	390,000		327,600	(b)(c)
Home Equity Mortgage Trust, 2005-3 M3	1.232%	11/25/35	914,333		853,697	(c)
Magnus Relda Holding Vier GmbH, 1A JNR	7.000%	10/28/24	800,000	EUR	1,002,520	(b)(d)
Total Asset-Backed Securities (Cost — $3,690,099)					3,698,497
Collateralized Mortgage Obligations — 7.7%
American Home Mortgage Assets, 2006-6 A1A	0.342%	12/25/46	912,937		634,832	(c)
Banc of America Alternative Loan Trust, 2005-4 CB7, IO	4.948%	5/25/35	1,320,949		163,255	(c)
Banc of America Commercial Mortgage Trust, 2007-2 AJ	5.622%	4/10/49	1,060,000		1,053,540	(c)
Bear Stearns Commercial Mortgage Securities Trust, 2007-PW18 AJ	6.153%	6/11/50	250,000		242,737	(c)
BLCP Hotel Trust, 2014-CLMZ M	5.881%	8/15/29	1,000,000		995,065	(b)
CD Commercial Mortgage Trust, 2007-CD4 AJ	5.398%	12/11/49	830,000		688,746	(c)
COBALT CMBS Commercial Mortgage Trust, 2007-C3 AJ	5.771%	5/15/46	500,000		517,886	(c)
Commercial Mortgage Pass-Through Certificates, 2006-C8 AJ	5.377%	12/10/46	392,000		394,659
Connecticut Avenue Securities, 2013-C01 M2	5.402%	10/25/23	1,140,000		1,262,478	(c)
Connecticut Avenue Securities, 2014-C01 M2	4.552%	1/25/24	400,000		422,136	(c)
Connecticut Avenue Securities, 2014-C03 1M2	3.152%	7/25/24	1,360,000		1,244,952	(c)
Countrywide Alternative Loan Trust, 2005-J04 M2	0.792%	7/25/35	500,000		440,257	(c)
Countrywide Alternative Loan Trust, 2006-OA21 A1	0.347%	3/20/47	1,370,184		1,082,611	(c)
Credit Suisse Commercial Mortgage Trust, 2006-C3 AJ	5.806%	6/15/38	1,570,000		1,610,310	(c)
Credit Suisse Commercial Mortgage Trust, 2006-C5 AJ	5.373%	12/15/39	850,000		814,768
Credit Suisse Commercial Mortgage Trust, 2007-C3 AJ	5.702%	6/15/39	450,000		416,568	(c)
Federal National Mortgage Association (FNMA), 2014-M8 SA, IO	4.759%	5/25/18	12,408,069		1,227,307	(c)
GS Mortgage Securities Trust, 2006-GG8 AJ	5.622%	11/10/39	721,000		741,130
Indymac IMSC Mortgage Loan Trust, 2007-HOA1 A21	0.242%	7/25/47	819,285		553,703	(c)
Indymac IMSC Mortgage Loan Trust, 2007-HOA1 A22	0.332%	7/25/47	645,857		449,000	(c)
Indymac INDX Mortgage Loan Trust, 2006-AR11 5A1	2.872%	6/25/36	481,126		330,414	(c)
Jefferies & Co., 2009-R2 5A	3.271%	1/26/36	449,735		414,801	(b)(c)
JPMorgan Alternative Loan Trust, 2007-S1 A1	0.432%	4/25/47	781,368		713,644	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP7 AJ	5.863%	4/15/45	540,000		544,258	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJ	5.411%	5/15/47	1,230,000		1,043,231
JPMorgan Chase Commercial Mortgage Securities Trust, 2006-LDP9 AJS	5.386%	5/15/47	270,000		238,379	(c)
JPMorgan Chase Commercial Mortgage Securities Trust, 2007-CB18 AJ	5.502%	6/12/47	751,000		747,637	(c)

See Notes to Financial Statements.

16	Western Asset Macro Opportunities Fund 2014 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Collateralized Mortgage Obligations — continued
JPMorgan Chase Commercial Mortgage Securities Trust, 2014-INN E	3.753%	6/15/29	450,000	$449,444	(b)(c)
LB-UBS Commercial Mortgage Trust, 2007-C6 AJ	6.126%	7/15/40	500,000	518,006	(c)
LB-UBS Commercial Mortgage Trust, 2007-C7 C	6.249%	9/15/45	270,000	260,050	(c)
ML-CFC Commercial Mortgage Trust, 2007-5 AJ	5.450%	8/12/48	975,000	944,464	(c)
ML-CFC Commercial Mortgage Trust, 2007-9 AJ	6.193%	9/12/49	260,000	255,815	(c)
Morgan Stanley Capital I Trust, 2006-IQ12 AJ	5.399%	12/15/43	1,070,000	980,248
Morgan Stanley Capital I Trust, 2007-HQ11 AJ	5.508%	2/12/44	271,000	283,542	(c)
Residential Asset Securitization Trust, 2005-A15 1A4	5.750%	2/25/36	365,239	344,951
Residential Asset Securitization Trust, 2005-A15 2A11, IO	5.398%	2/25/36	3,216,383	609,292	(c)
Sequoia Mortgage Trust, 2004-3 M1	0.907%	5/20/34	281,268	254,962	(c)
Structured Agency Credit Risk Debt Notes, 2014-HQ3 M3	4.903%	10/25/24	650,000	651,435	(c)
Structured ARM Loan Trust, 2005-14 A1	0.462%	7/25/35	535,213	398,502	(c)
Structured Asset Mortgage Investments Inc., 2006-AR7 A1A	0.362%	8/25/36	923,248	716,565	(c)
Wachovia Bank Commercial Mortgage Trust, 2006-C27 AJ	5.825%	7/15/45	240,000	242,693	(c)
Wachovia Bank Commercial Mortgage Trust, 2007-C31 AJ	5.660%	4/15/47	240,000	249,234	(c)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2005-4 CB9	0.552%	6/25/35	294,320	223,266	(c)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR02 A1A	1.055%	4/25/46	437,951	346,959	(c)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2007-OA2 2A	0.815%	1/25/47	617,348	445,740	(c)
Total Collateralized Mortgage Obligations (Cost — $27,256,155)				27,163,472
Corporate Bonds & Notes — 29.5%
Consumer Discretionary — 1.2%
Automobiles — 0.3%
General Motors Co., Senior Notes	6.250%	10/2/43	800,000	952,000
Household Durables — 0.1%
Shea Homes LP/Shea Homes Funding Corp., Senior Secured Notes	8.625%	5/15/19	260,000	276,900
Media — 0.7%
Comcast Corp., Notes	6.450%	3/15/37	70,000	90,044
Comcast Corp., Senior Notes	6.500%	11/15/35	540,000	708,663
CSC Holdings LLC, Senior Notes	8.625%	2/15/19	870,000	1,021,163
CSC Holdings LLC, Senior Notes	5.250%	6/1/24	10,000	10,025	(b)
Time Warner Cable Inc., Senior Bonds	4.500%	9/15/42	720,000	709,783
Total Media				2,539,678
Textiles, Apparel & Luxury Goods — 0.1%
American Achievement Corp., Secured Notes	10.875%	4/15/16	280,000	275,100	(b)
Total Consumer Discretionary				4,043,678

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2014 Annual Report	17

Schedule of investments (cont’d)

October 31, 2014

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Consumer Staples — 1.5%
Beverages — 0.6%
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	1,670,000		$1,907,300	(b)
Food & Staples Retailing — 0.3%
CVS Health Corp., Senior Notes	5.750%	5/15/41	340,000		412,620
Kroger Co., Senior Notes	5.150%	8/1/43	700,000		761,006
Total Food & Staples Retailing					1,173,626
Food Products — 0.2%
Fonterra Cooperative Group Ltd., Senior Notes	3.600%	1/29/19	1,000,000	CNY	163,132	(a)
Mondelez International Inc., Senior Notes	4.000%	2/1/24	260,000		268,329
Mondelez International Inc., Senior Notes	6.500%	2/9/40	134,000		170,596
Total Food Products					602,057
Tobacco — 0.4%
Altria Group Inc., Senior Notes	10.200%	2/6/39	600,000		1,027,938
Reynolds American Inc., Senior Notes	3.250%	11/1/22	350,000		341,799
Reynolds American Inc., Senior Notes	6.150%	9/15/43	60,000		69,962
Total Tobacco					1,439,699
Total Consumer Staples					5,122,682
Energy — 2.2%
Oil, Gas & Consumable Fuels — 2.2%
California Resources Corp., Senior Notes	6.000%	11/15/24	1,690,000		1,723,800	(b)
Ecopetrol SA, Senior Notes	5.875%	9/18/23	1,910,000		2,129,650
Ecopetrol SA, Senior Notes	5.875%	5/28/45	1,192,000		1,224,780
Petrobras Global Finance BV, Senior Notes	7.250%	3/17/44	880,000		964,444
Petroleos Mexicanos, Senior Notes	6.375%	1/23/45	990,000		1,135,926	(b)
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	290,000		286,375	(b)
Sinopec Group Overseas Development Ltd., Senior Notes	4.375%	4/10/24	400,000		417,757	(b)
Total Energy					7,882,732
Financials — 18.3%
Banks — 16.3%
Agricultural Development Bank of China Co., Ltd., Senior Bonds	3.080%	1/16/16	11,000,000	CNY	1,790,300	(a)
Agricultural Development Bank of China Co., Ltd., Senior Bonds	3.280%	1/16/17	4,500,000	CNY	736,303	(a)
BAC Capital Trust XIV, Junior Subordinated Notes	4.000%	11/26/14	1,000,000		785,000	(c)(e)
Banco Bilbao Vizcaya Argentaria SA, Junior Subordinated Bonds	9.000%	5/9/18	1,800,000		1,945,440	(a)(c)(e)
Banco Espirito Santo SA, Senior Notes	5.875%	11/9/15	200,000	EUR	243,299	(a)
Banco Santander SA, Junior Subordinated Bonds	6.375%	5/19/19	2,000,000		1,965,500	(a)(c)(e)

See Notes to Financial Statements.

18	Western Asset Macro Opportunities Fund 2014 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Banks — continued
Bank of America Corp., Junior Subordinated	6.250%	9/5/24	4,510,000	$4,504,362	(c)(e)
Bank of America Corp., Junior Subordinated	6.500%	10/23/24	940,000	965,850	(c)(e)
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	3,900,000	3,617,250	(c)(e)
Bank of America Corp., Senior Notes	5.000%	1/21/44	490,000	535,446
Bank of America Corp., Subordinated Notes	4.200%	8/26/24	250,000	251,790
Bank of America Corp., Subordinated Notes	4.250%	10/22/26	530,000	526,069
BNP Paribas SA, Subordinated Bonds	4.250%	10/15/24	310,000	312,248
CIT Group Inc., Senior Notes	5.500%	2/15/19	635,000	677,466	(b)
CIT Group Inc., Senior Notes	5.000%	8/15/22	625,000	653,906
CIT Group Inc., Senior Notes	5.000%	8/1/23	1,250,000	1,304,688
Citigroup Inc., Junior Subordinated Bonds	5.350%	5/15/23	3,230,000	3,011,975	(c)(e)
Citigroup Inc., Junior Subordinated Bonds	6.300%	5/15/24	1,720,000	1,709,250	(c)(e)
Citigroup Inc., Subordinated Notes	5.300%	5/6/44	1,310,000	1,392,268
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	3.950%	11/9/22	1,470,000	1,494,259
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, Subordinated Notes	5.750%	12/1/43	1,000,000	1,163,641
HSBC Holdings PLC, Junior Subordinated Bonds	6.375%	9/17/24	550,000	561,000	(c)(e)
HSBC Holdings PLC, Subordinated Notes	5.250%	3/14/44	1,240,000	1,347,838
Intesa Sanpaolo SpA, Subordinated Bonds	5.017%	6/26/24	200,000	195,463	(b)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	2,100,000	1,989,750	(c)(e)
JPMorgan Chase & Co., Junior Subordinated Bonds	6.125%	4/30/24	390,000	389,025	(c)(e)
JPMorgan Chase & Co., Subordinated Notes	3.375%	5/1/23	1,640,000	1,601,476
Lloyds Banking Group PLC, Subordinated Notes	4.500%	11/4/24	500,000	500,402
M&T Bank Corp., Junior Subordinated Bonds	6.875%	6/15/16	520,000	529,200	(e)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.125%	12/15/22	1,370,000	1,483,048
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	1,080,000	1,167,627
Royal Bank of Scotland Group PLC, Subordinated Notes	6.000%	12/19/23	400,000	430,508
Royal Bank of Scotland Group PLC, Subordinated Notes	5.125%	5/28/24	5,620,000	5,694,049
Societe Generale SA, Junior Subordinated Notes	6.000%	1/27/20	1,180,000	1,115,395	(b)(c)(e)
Standard Chartered PLC, Subordinated Notes	5.700%	3/26/44	1,770,000	1,886,041	(b)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	12/11/14	7,070,000	6,840,225	(c)(e)
Wells Fargo & Co., Junior Subordinated Bonds	5.900%	6/15/24	290,000	298,149	(c)(e)
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	1,120,000	1,118,366
Wells Fargo & Co., Subordinated Notes	4.100%	6/3/26	420,000	425,996
Wells Fargo & Co., Subordinated Notes	4.650%	11/4/44	220,000	219,278
Total Banks				57,379,146

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2014 Annual Report	19

Schedule of investments (cont’d)

October 31, 2014

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
Capital Markets — 0.7%
Credit Suisse NY, Senior Notes	2.300%	5/28/19	500,000	$498,951
Goldman Sachs Capital II, Junior Subordinated Bonds	4.000%	12/11/14	900,000	676,800	(c)(e)
Goldman Sachs Capital III, Preferred Securities	4.000%	12/11/14	520,000	390,260	(c)(e)
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	850,000	1,042,078
Total Capital Markets				2,608,089
Consumer Finance — 0.3%
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	960,000	1,096,800
Diversified Financial Services — 0.4%
ILFC E-Capital Trust I, Junior Subordinated Notes	4.840%	12/21/65	740,000	701,150	(b)(c)
Toll Road Investors Partnership II LP, Senior Bonds	0.000%	2/15/38	200,000	38,366	(b)
Toll Road Investors Partnership II LP, Senior Notes	0.000%	2/15/24	1,020,000	569,657	(b)
Total Diversified Financial Services				1,309,173
Insurance — 0.6%
Teachers Insurance & Annuity Association of America, Subordinated Notes	4.900%	9/15/44	1,870,000	1,982,417	(b)
Total Financials				64,375,625
Health Care — 1.0%
Health Care Providers & Services — 0.8%
DJO Finance LLC/DJO Finance Corp., Senior Notes	7.750%	4/15/18	720,000	727,200
DJO Finance LLC/DJO Finance Corp., Senior Subordinated Notes	9.750%	10/15/17	1,420,000	1,441,300
HCA Inc., Senior Secured Notes	4.250%	10/15/19	570,000	579,263
Total Health Care Providers & Services				2,747,763
Pharmaceuticals — 0.2%
Pfizer Inc., Senior Notes	4.400%	5/15/44	820,000	839,811
Total Health Care				3,587,574
Information Technology — 0.3%
Internet Software & Services — 0.2%
Ancestry.com Inc., Senior Notes	9.625%	10/15/18	950,000	947,625	(b)(f)
IT Services — 0.1%
First Data Corp., Senior Secured Notes	7.375%	6/15/19	260,000	275,600	(b)
Total Information Technology				1,223,225
Materials — 0.3%
Metals & Mining — 0.3%
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	580,000	607,550	(b)(f)
Schaeffler Holding Finance BV, Senior Secured Notes	6.250%	11/15/19	320,000	331,200	(b)(f)
Total Materials				938,750

See Notes to Financial Statements.

20	Western Asset Macro Opportunities Fund 2014 Annual Report

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†		Value
Telecommunication Services — 4.0%
Diversified Telecommunication Services — 3.6%
Telecom Italia SpA, Senior Notes	5.303%	5/30/24	240,000		$243,000	(b)
Telefonica Emisiones SAU, Senior Notes	4.570%	4/27/23	500,000		528,609
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	640,000		821,718
Verizon Communications Inc., Senior Notes	6.550%	9/15/43	7,363,000		9,281,842
Verizon Communications Inc., Senior Notes	5.012%	8/21/54	1,838,000		1,870,363	(b)
Total Diversified Telecommunication Services					12,745,532
Wireless Telecommunication Services — 0.4%
America Movil SAB de CV, Senior Notes	3.500%	2/8/15	4,000,000	CNY	654,627
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	540,000		635,175	(b)
Total Wireless Telecommunication Services					1,289,802
Total Telecommunication Services					14,035,334
Utilities — 0.7%
Electric Utilities — 0.7%
Enel Finance International NV, Senior Notes	6.000%	10/7/39	680,000		779,469	(b)
FirstEnergy Corp., Notes	7.375%	11/15/31	1,520,000		1,806,099
Total Utilities					2,585,568
Total Corporate Bonds & Notes (Cost — $103,190,613)					103,795,168
Municipal Bonds — 0.4%
California — 0.1%
Inland Valley, CA, Development Agency, Successor Agency Tax Allocation Revenue, Taxable, AGM	5.500%	3/1/33	270,000		281,775
Illinois — 0.1%
Chicago, IL, GO, Taxable Project	6.314%	1/1/44	340,000		346,875
Iowa — 0.0%
Iowa State Finance Authority Midwestern Disaster Area Revenue, Iowa Fertilizer Co. Project	5.250%	12/1/25	100,000		108,242
Michigan — 0.2%
Michigan State Finance Authority Revenue, Local Government Loan Program, Detroit Water & Sewer, AGM	5.000%	7/1/27	450,000		510,804
Total Municipal Bonds (Cost — $1,209,290)					1,247,696
Non-U.S. Treasury Inflation Protected Securities — 1.8%
Brazil — 1.8%
Federative Republic of Brazil, Notes (Cost — $6,423,451)	6.000%	8/15/50	15,101,491	BRL	6,195,605
U.S. Government & Agency Obligations — 16.6%
U.S. Government Obligations — 16.6%
U.S. Treasury Bonds	3.750%	11/15/43	380,000		431,122
U.S. Treasury Bonds	3.375%	5/15/44	110,000		116,694

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2014 Annual Report	21

Schedule of investments (cont’d)

October 31, 2014

Western Asset Macro Opportunities Fund

Security	Rate	Maturity Date	Face Amount†	Value
U.S. Government Obligations — continued
U.S. Treasury Bonds	3.125%	8/15/44	20,790,000	$21,046,632
U.S. Treasury Notes	1.625%	4/30/19	20,000	20,089
U.S. Treasury Notes	1.625%	7/31/19	3,500,000	3,508,477
U.S. Treasury Notes	2.750%	11/15/23	50,000	51,996
U.S. Treasury Notes	2.375%	8/15/24	14,862,500	14,920,553
U.S. Treasury Strip Principal (STRIPS)	0.000%	11/15/43	34,060,000	13,471,513
U.S. Treasury Strip Principal (STRIPS)	0.000%	2/15/44	12,250,000	4,800,383
Total U.S. Government & Agency Obligations (Cost — $56,872,816)				58,367,459
U.S. Treasury Inflation Protected Securities — 0.6%
U.S. Treasury Notes, Inflation Indexed	0.625%	1/15/24	1,355,842	1,377,874
U.S. Treasury Notes, Inflation Indexed	0.125%	7/15/24	851,496	828,080
Total U.S. Treasury Inflation Protected Securities (Cost — $2,189,829)				2,205,954

			Shares
Preferred Stocks — 0.0%
Financials — 0.0%
Capital Markets — 0.0%
State Street Corp. (Cost — $58,400)	5.900%		2,336	60,970	(c)

		Expiration Date	Contracts/ Notional Amount
Purchased Options — 0.1%
Credit default swaption with BNP Paribas to buy protection on Markit CDX.NA.IG.23 Index, Call @ $60.00		1/21/15	36,660,000	46,243
Credit default swaption with JPMorgan Securities Inc. to buy protection on Markit CDX.NA.IG.23 Index, Call @ $65.00		1/21/15	1,710,000	4,305
Euro Bund Futures, Call @ $157.50		11/25/14	24	301
Euro Bund Futures, Call @ $158.00		11/25/14	277	3,472
U.S. Dollar/Australian Dollar, Put @ $0.88		1/6/15	3,110,000	25,191
U.S. Dollar/Japanese Yen, Call @ 93.00		11/7/14	3	19
U.S. Dollar/Mexican Peso, Put @ $13.30		11/12/14	12,260,000	11,792
U.S. Dollar/Mexican Peso, Put @ $13.32		11/5/14	7,840,000	2,310
U.S. Dollar/Russian Ruble, Put @ $39.29		11/5/14	7,840,000	26
U.S. Treasury 5-Year Notes, Call @ $123.75		11/21/14	382	2,985
U.S. Treasury 5-Year Notes, Call @ $124.25		11/21/14	71	555
U.S. Treasury 5-Year Notes, Call @ $124.75		11/21/14	776	6,063
U.S. Treasury 5-Year Notes, Call @ $125.00		11/21/14	200	1,563
U.S. Treasury 10-Year Notes, Call @ $135.50		11/21/14	20	312
U.S. Treasury 10-Year Notes, Call @ $136.50		11/21/14	120	1,875

See Notes to Financial Statements.

22	Western Asset Macro Opportunities Fund 2014 Annual Report

Western Asset Macro Opportunities Fund

	Expiration Date	Contracts/ Notional Amount	Value
Purchased Options — continued
U.S. Treasury 10-Year Notes, Call @ $137.50	11/21/14	3	$47
U.S. Treasury 10-Year Notes, Call @ $138.00	11/21/14	466	7,281
U.S. Treasury 10-Year Notes, Call @ $138.50	11/21/14	44	687
U.S. Treasury 10-Year Notes, Call @ $139.00	11/21/14	347	5,422
U.S. Treasury 10-Year Notes, Call @ $139.50	11/21/14	17	266
U.S. Treasury 10-Year Notes, Call @ $140.00	11/21/14	1,477	23,078
U.S. Treasury 10-Year Notes, Call @ $140.50	11/21/14	601	9,391
U.S. Treasury 10-Year Notes, Call @ $141.00	11/21/14	1,329	20,766
U.S. Treasury 10-Year Notes, Call @ $144.50	12/26/14	48	750
U.S. Treasury 10-Year Notes, Put @ $116.50	12/26/14	287	4,484
U.S. Treasury 10-Year Notes, Put @ $117.00	12/26/14	7	109
U.S. Treasury 30-Year Bonds, Call @ $142.00	11/21/14	25	17,969
U.S. Treasury 30-Year Bonds, Put @ $125.00	11/21/14	724	11,312
U.S. Treasury 30-Year Bonds, Put @ $126.00	11/21/14	26	406
U.S. Treasury 30-Year Bonds, Put @ $127.00	11/21/14	38	594
U.S. Treasury 30-Year Bonds, Put @ $128.00	11/21/14	475	7,422
U.S. Treasury 30-Year Bonds, Put @ $129.00	11/21/14	250	3,906
U.S. Treasury 30-Year Bonds, Put @ $130.00	11/21/14	88	1,375
U.S. Treasury 30-Year Bonds, Put @ $141.00	11/21/14	16	16,000
U.S. Treasury 30-Year Bonds, Put @ $142.00	11/21/14	75	121,875
Total Purchased Options (Cost — $507,305)			360,152
Total Investments — 89.0% (Cost — $315,807,043#)			312,694,774
Other Assets in Excess of Liabilities — 11.0%			38,766,523
Total Net Assets — 100.0%			$351,461,297

†	Face amount denominated in U.S. dollars, unless otherwise noted.

(a)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).

(e)	Security has no maturity date. The date shown represents the next call date.

(f)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.

#	Aggregate cost for federal income tax purposes is $316,309,080.

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2014 Annual Report	23

Schedule of investments (cont’d)

October 31, 2014

Western Asset Macro Opportunities Fund

Abbreviations used in this schedule:
AGM	— Assured Guaranty Municipal Corp.
ARM	— Adjustable Rate Mortgage
BRL	— Brazilian Real
CNY	— Chinese Yuan Renminbi
EUR	— Euro
IO	— Interest Only
KRW	— South Korean Won
MXN	— Mexican Peso
PLN	— Polish Zloty
RUB	— Russian Ruble
STRIPS	— Separate Trading of Registered Interest and Principal Securities
ZAR	— South African Rand

Schedule of Written Options
Security	Expiration Date	Strike Price	Contracts/ Notional Amount	Value
Credit default swaption with JPMorgan Securities Inc. to sell protection on Markit CDX.NA.IG.23 Index, Put	1/21/15	$80.00	1,710,000	$ 2,618
Euro Bund Futures, Put	11/25/14	147.00	15	188
Euro Currency Futures, Call	11/7/14	1,320.00	28	175
Euro Currency Futures, Call	11/7/14	1,300.00	42	525
Euro Currency Futures, Call	11/7/14	1,290.00	40	1,000
Euro Currency Futures, Call	11/7/14	1,270.00	87	14,137
Euro Currency Futures, Call	11/7/14	1,260.00	57	24,937
Euro Currency Futures, Call	12/5/14	1,290.00	20	4,000
Euro Currency Futures, Put	11/7/14	1,240.00	46	12,650
Euro Currency Futures, Put	11/7/14	1,250.00	71	45,263
Euro Currency Futures, Put	11/7/14	1,260.00	61	80,063
Euro Currency Futures, Put	12/5/14	1,250.00	32	43,200
Eurodollar Mid Curve 2-Year Futures, Put	11/14/14	97.88	81	1,519
Japanese Yen Futures, Call	12/5/14	90.00	30	15,375
Japanese Yen Futures, Put	11/7/14	91.00	8	19,900
Japanese Yen Futures, Put	11/7/14	92.00	27	99,225
U.S. Dollar/Australian Dollar, Call	1/5/15	0.83	3,110,000	7,981
U.S. Dollar/Brazilian Real, Put	11/12/14	2.40	3,160,000	14,133
U.S. Dollar/Brazilian Real, Put	1/30/15	2.36	1,740,000	10,242
U.S. Dollar/Brazilian Real, Put	1/30/15	2.40	3,670,000	22,255
U.S. Dollar/Brazilian Real, Put	1/30/15	2.36	3,780,000	22,554
U.S. Dollar/British Pound, Call	11/7/14	161.00	32	3,800
U.S. Treasury 5-Year Notes, Put	11/21/14	119.00	153	27,492

See Notes to Financial Statements.

24	Western Asset Macro Opportunities Fund 2014 Annual Report

Western Asset Macro Opportunities Fund

Schedule of Written Options (cont’d)
Security	Expiration Date	Strike Price	Contracts/ Notional Amount	Value
U.S. Treasury 10-Year Notes, Call	11/21/14	$129.50	22	$687
U.S. Treasury 10-Year Notes, Call	11/21/14	128.50	233	18,203
U.S. Treasury 10-Year Notes, Call	11/21/14	126.50	64	33,000
U.S. Treasury 10-Year Notes, Call	11/21/14	128.00	294	36,750
U.S. Treasury 10-Year Notes, Call	11/21/14	127.50	231	46,922
U.S. Treasury 10-Year Notes, Call	11/21/14	127.00	239	78,422
U.S. Treasury 10-Year Notes, Call	12/26/14	127.00	15	7,031
U.S. Treasury 10-Year Notes, Call	12/26/14	128.50	40	7,500
U.S. Treasury 10-Year Notes, Call	2/20/15	125.50	5	7,266
U.S. Treasury 10-Year Notes, Put	11/21/14	122.00	59	922
U.S. Treasury 10-Year Notes, Put	11/21/14	124.50	15	1,172
U.S. Treasury 10-Year Notes, Put	11/21/14	124.00	64	3,000
U.S. Treasury 10-Year Notes, Put	11/21/14	125.00	112	15,750
U.S. Treasury 10-Year Notes, Put	11/21/14	128.00	37	65,328
U.S. Treasury 10-Year Notes, Put	11/21/14	126.00	232	97,875
U.S. Treasury 10-Year Notes, Put	11/21/14	127.00	188	182,125
U.S. Treasury 10-Year Notes, Put	12/26/14	122.50	40	5,625
U.S. Treasury 10-Year Notes, Put	12/26/14	124.50	32	17,000
U.S. Treasury 10-Year Notes, Put	12/26/14	125.00	190	133,594
U.S. Treasury 10-Year Notes, Put	2/20/15	121.50	5	1,250
U.S. Treasury 30-Year Bonds, Call	11/21/14	141.00	6	6,844
U.S. Treasury 30-Year Bonds, Put	11/21/14	136.00	32	2,000
U.S. Treasury 30-Year Bonds, Call	11/21/14	146.00	16	1,500
U.S. Treasury 30-Year Bonds, Call	11/21/14	143.00	18	7,875
U.S. Treasury 30-Year Bonds, Call	11/21/14	144.00	41	10,250
U.S. Treasury 30-Year Bonds, Call	11/21/14	145.00	134	20,937
U.S. Treasury 30-Year Bonds, Put	11/21/14	137.00	41	4,484
U.S. Treasury 30-Year Bonds, Put	11/21/14	139.00	19	6,828
U.S. Treasury 30-Year Bonds, Put	11/21/14	138.00	246	46,125
U.S. Treasury 30-Year Bonds, Put	11/21/14	140.00	253	158,125
U.S. Treasury 30-Year Bonds, Put	12/26/14	137.00	35	27,891
Total Written Options (Premiums received — $2,158,710)				$1,525,513

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2014 Annual Report	25

Statement of assets and liabilities

October 31, 2014

Assets:
Investments, at value (Cost — $315,807,043)	$312,694,774
Foreign currency, at value (Cost — $1,190,655)	1,138,776
Cash	10,607,966
Receivable for securities sold	8,422,738
Deposits with brokers for open futures contracts	6,753,015
Receivable for Fund shares sold	6,155,895
Foreign currency collateral for open futures contracts, at value (Cost — $4,448,259)	4,348,593
Interest receivable	3,668,946
Deposits with brokers for centrally cleared swap contracts	3,118,190
Unrealized appreciation on forward foreign currency contracts	3,053,008
Deposits with brokers for written options	881,107
Receivable from broker — variation margin on centrally cleared swaps	363,088
Receivable from broker — variation margin on open futures contracts	280,883
Deposits with brokers for purchased options	208,017
Prepaid expenses	60,650
Total Assets	361,755,646

Liabilities:
Payable for securities purchased	7,038,403
Written options, at value (premiums received — $2,158,710)	1,525,513
Unrealized depreciation on forward foreign currency contracts	1,115,391
Investment management fee payable	300,654
OTC swaps, at value (premiums received — $73,746)	115,420
Payable for Fund shares repurchased	99,919
Service and/or distribution fees payable	32,487
Payable for open OTC swap contracts	546
Accrued expenses	66,016
Total Liabilities	10,294,349
Total Net Assets	$351,461,297

Net Assets:
Par value (Note 7)	$31,265
Paid-in capital in excess of par value	343,600,365
Undistributed net investment income	4,664,628
Accumulated net realized gain on investments, futures contracts, written options, swap contracts and foreign currency transactions	4,544,514
Net unrealized depreciation on investments, futures contracts, written options, swap contracts and foreign currencies	(1,379,475)
Total Net Assets	$351,461,297

See Notes to Financial Statements.

26	Western Asset Macro Opportunities Fund 2014 Annual Report

Shares Outstanding:
Class A	4,855,728
Class C	1,299,547
Class FI	4,724,052
Class I	16,031,784
Class IS	4,353,861

Net Asset Value:
Class A (and redemption price)	$11.25
Class C*	$11.17
Class FI (and redemption price)	$11.22
Class I (and redemption price)	$11.25
Class IS (and redemption price)	$11.25
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$11.75

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2014 Annual Report	27

Statement of operations

For the Year Ended October 31, 2014

Investment Income:
Interest	$5,475,646
Dividends	1,828
Less: Foreign taxes withheld	(73,473)
Total Investment Income	5,404,001

Expenses:
Investment management fee (Note 2)	1,408,667
Service and/or distribution fees (Notes 2 and 5)	152,429
Offering costs (Note 1)	134,759
Audit and tax fees	64,581
Transfer agent fees (Note 5)	58,800
Custody fees	47,139
Registration fees	37,481
Shareholder reports	35,518
Fund accounting fees	22,841
Fees recaptured by investment manager (Note 2)	14,270
Directors’ fees	4,840
Legal fees	1,869
Insurance	577
Miscellaneous expenses	41,952
Total Expenses	2,025,723
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(395,901)
Net Expenses	1,629,822
Net Investment Income	3,774,179

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	983,907
Futures contracts	(1,595,625)
Written options	4,601,695
Swap contracts	(251,728)
Foreign currency transactions	1,567,237
Net Realized Gain	5,305,486
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(3,635,605)
Futures contracts	647,696
Written options	623,547
Swap contracts	(909,849)
Foreign currencies	1,695,777
Change in Net Unrealized Appreciation (Depreciation)	(1,578,434)
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	3,727,052
Increase in Net Assets from Operations	$7,501,231

See Notes to Financial Statements.

28	Western Asset Macro Opportunities Fund 2014 Annual Report

Statements of changes in net assets

For the Year Ended October 31, 2014 and the Period Ended October 31, 2013	2014	2013†

Operations:
Net investment income	$3,774,179	$31,283
Net realized gain	5,305,486	832,869
Change in net unrealized appreciation (depreciation)	(1,578,434)	198,959
Increase in Net Assets From Operations	7,501,231	1,063,111

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(300,004)	—
Net realized gains	(573,392)	—
Decrease in Net Assets From Distributions to Shareholders	(873,396)	—

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	384,246,640	23,391,332
Reinvestment of distributions	873,396	—
Cost of shares repurchased	(64,741,017)	—
Increase in Net Assets From Fund Share Transactions	320,379,019	23,391,332
Increase in Net Assets	327,006,854	24,454,443

Net Assets:
Beginning of year	24,454,443	—
End of year*	$351,461,297	$24,454,443
*Includesundistributed net investment income of:	$4,664,628	$111,527

†	For the period August 30, 2013 (inception date) to October 31, 2013.

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2014 Annual Report	29

Financial highlights

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class A Shares[1]	2014	2013[2]

Net asset value, beginning of year	$10.46	$10.00

Income from operations:
Net investment income	0.34	0.01
Net realized and unrealized gain	0.74	0.45
Total income from operations	1.08	0.46

Less distributions from:
Net investment income	(0.09)	—
Net realized gains	(0.20)	—
Total distributions	(0.29)	—

Net asset value, end of year	$11.25	$10.46
Total return[3]	10.61%	4.60%

Net assets, end of year (000s)	$54,624	$12

Ratios to average net assets:
Gross expenses	1.68%[4]	4.96%[5]
Net expenses[6,7,8]	1.32 [4]	1.65 [5]
Net investment income	3.13	0.51 [5]

Portfolio turnover rate	122%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 30, 2013 (inception date) to October 31, 2013.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal year.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

See Notes to Financial Statements.

30	Western Asset Macro Opportunities Fund 2014 Annual Report

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class C Shares[1]	2014	2013[2]

Net asset value, beginning of year	$10.45	$10.00

Income (loss) from operations:
Net investment income (loss)	0.25	(0.00)	[3]
Net realized and unrealized gain	0.74	0.45
Total income from operations	0.99	0.45

Less distributions from:
Net investment income	(0.07)	—
Net realized gains	(0.20)	—
Total distributions	(0.27)	—

Net asset value, end of year	$11.17	$10.45
Total return[4]	9.71%	4.50%

Net assets, end of year (000s)	$14,511	$28

Ratios to average net assets:
Gross expenses	2.43%[5]	4.94%[6]
Net expenses[7,8,9]	2.19 [5]	2.40	[6]
Net investment income (loss)	2.30	(0.07)	[6]

Portfolio turnover rate	122%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 30, 2013 (inception date) to October 31, 2013.

[3]	Amount represents less than $0.005 per share.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Reflects recapture of expenses waived/reimbursed from prior fiscal year.

[6]	Annualized.

[7]	Reflects fee waivers and/or expense reimbursements.

[8]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[9]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class C shares did not exceed 2.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2014 Annual Report	31

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class FI Shares[1]	2014	2013[2]

Net asset value, beginning of year	$10.46	$10.00

Income from operations:
Net investment income	0.33	0.01
Net realized and unrealized gain	0.73	0.45
Total income from operations	1.06	0.46

Less distributions from:
Net investment income	(0.10)	—
Net realized gains	(0.20)	—
Total distributions	(0.30)	—

Net asset value, end of year	$11.22	$10.46
Total return[3]	10.51%	4.60%

Net assets, end of year (000s)	$53,027	$10

Ratios to average net assets:
Gross expenses	1.85%[4]	5.01%[5]
Net expenses[6,7,8]	1.40 [4]	1.65 [5]
Net investment income	3.03	0.47 [5]

Portfolio turnover rate	122%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 30, 2013 (inception date) to October 31, 2013.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal year.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class FI shares did not exceed 1.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

See Notes to Financial Statements.

32	Western Asset Macro Opportunities Fund 2014 Annual Report

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class I Shares[1]	2014	2013[2]

Net asset value, beginning of year	$10.47	$10.00

Income from operations:
Net investment income	0.33	0.01
Net realized and unrealized gain	0.75	0.46
Total income from operations	1.08	0.47

Less distributions from:
Net investment income	(0.10)	—
Net realized gains	(0.20)	—
Total distributions	(0.30)	—

Net asset value, end of year	$11.25	$10.47
Total return[3]	10.72%	4.60%

Net assets, end of year (000s)	$180,298	$24,394

Ratios to average net assets:
Gross expenses	1.58%[4]	4.50%[5]
Net expenses[6,7,8]	1.30 [4]	1.32 [5]
Net investment income	3.08	0.82 [5]

Portfolio turnover rate	122%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 30, 2013 (inception date) to October 31, 2013.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal year.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class I shares did not exceed 1.35%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

See Notes to Financial Statements.

Western Asset Macro Opportunities Fund 2014 Annual Report	33

Financial highlights (cont’d)

For a share of each class of capital stock outstanding throughout each year ended October 31, unless otherwise noted:
Class IS Shares[1]	2014	2013[2]

Net asset value, beginning of year	$10.47	$10.00

Income from operations:
Net investment income	0.38	0.01
Net realized and unrealized gain	0.70	0.46
Total income from operations	1.08	0.47

Less distributions from:
Net investment income	(0.10)	—
Net realized gains	(0.20)	—
Total distributions	(0.30)	—

Net asset value, end of year	$11.25	$10.47
Total return[3]	10.62%	4.70%

Net assets, end of year (000s)	$49,001	$10

Ratios to average net assets:
Gross expenses	1.30%[4]	4.68%[5]
Net expenses[6,7,8]	1.04 [4]	1.25 [5]
Net investment income	3.43	0.88 [5]

Portfolio turnover rate	122%	23%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 30, 2013 (inception date) to October 31, 2013.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal year.

[5]	Annualized.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[8]

As a result of an expense limitation arrangement, the ratio of expenses, other than, interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class IS shares did not exceed 1.25%. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

See Notes to Financial Statements.

34	Western Asset Macro Opportunities Fund 2014 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Macro Opportunities Fund (the “Fund”) is a separate non-diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations,

Western Asset Macro Opportunities Fund 2014 Annual Report	35

Notes to financial statements (cont’d)

evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

36	Western Asset Macro Opportunities Fund 2014 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Sovereign bonds	—	$109,599,801	—	$109,599,801
Asset-backed securities	—	3,698,497	—	3,698,497
Collateralized mortgage obligations	—	27,163,472	—	27,163,472
Corporate bonds & notes	—	103,795,168	—	103,795,168
Municipal bonds	—	1,247,696	—	1,247,696
Non-U.S. treasury inflation protected securities	—	6,195,605	—	6,195,605
U.S. government & agency obligations	—	58,367,459	—	58,367,459
U.S. treasury inflation protected securities	—	2,205,954	—	2,205,954
Preferred stocks	$60,970	—	—	60,970
Purchased options	270,285	89,867	—	360,152
Total investments	$331,255	$312,363,519	—	$312,694,774
Other financial instruments:
Futures contracts	$3,112,800	—	—	$3,112,800
Forward foreign currency contracts	—	$3,053,008	—	3,053,008
Centrally cleared credit default swaps on credit indices — sell protection	—	285,295	—	285,295
Total other financial instruments	$3,112,800	$3,338,303	—	$6,451,103
Total	$3,444,055	$315,701,822	—	$319,145,877

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Written options	$1,445,730	$79,783	—	$1,525,513
Futures contracts	2,779,405	—	—	2,779,405
Forward foreign currency contracts	—	1,115,391	—	1,115,391
Centrally cleared interest rate swaps	—	1,209,148	—	1,209,148
OTC credit default swaps on corporate issues — buy protection‡	—	115,420	—	115,420
Total	$4,225,135	$2,519,742	—	$6,744,877

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund

Western Asset Macro Opportunities Fund 2014 Annual Report	37

Notes to financial statements (cont’d)

acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an

38	Western Asset Macro Opportunities Fund 2014 Annual Report

unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

(g) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage

Western Asset Macro Opportunities Fund 2014 Annual Report	39

Notes to financial statements (cont’d)

exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(h) Inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Inflation adjustments to the principal amount of inflation-indexed bonds are reflected as an increase or decrease to investment income on the Statement of Operations. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(i) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

40	Western Asset Macro Opportunities Fund 2014 Annual Report

(j) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(k) Options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at the specified option exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the net asset value of the Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

(l) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if

Western Asset Macro Opportunities Fund 2014 Annual Report	41

Notes to financial statements (cont’d)

any, is recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of October 31, 2014, the total notional value of all credit default swaps to sell protection is $66,270,000. This amount would be offset by the value of the swap’s reference entity, upfront premiums received on the swap and any amounts received from the settlement of a credit default swap where the Fund bought protection for the same referenced security/entity.

For average notional amounts of swaps held during the year ended October 31, 2014, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the

42	Western Asset Macro Opportunities Fund 2014 Annual Report

Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

Western Asset Macro Opportunities Fund 2014 Annual Report	43

Notes to financial statements (cont’d)

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

Total return swaps

The Fund enters into total return swaps for investment purposes. Total return swaps are agreements to exchange the return generated by one instrument for the return generated by another instrument. For example, the agreement to pay a predetermined or fixed interest rate in exchange for a market-linked return based on a notional amount. To the extent the total return of a referenced index or instrument exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent it is less, the Fund will make a payment to the counterparty.

(m) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(n) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions,

44	Western Asset Macro Opportunities Fund 2014 Annual Report

expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(o) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of October 31, 2014, the Fund held written options, forward foreign currency contracts and OTC credit default swaps with credit related contingent features which had a liability position of $2,756,324. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(p) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium

Western Asset Macro Opportunities Fund 2014 Annual Report	45

Notes to financial statements (cont’d)

and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(q) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(r) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(s) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(t) Offering costs. Costs incurred by the Fund in connection with commencement of the Fund’s operations are being amortized on a straight line basis over twelve months.

(u) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(v) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These

46	Western Asset Macro Opportunities Fund 2014 Annual Report

reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(a)	$109,202	—	$(109,202)
(b)	969,724	$(969,724)	—

(a)	Reclassifications are due to non-deductible offering costs.

(b)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, losses from mortgage backed securities treated as capital losses for tax purposes and book/tax differences in the treatment of swap contracts.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”), Western Asset Management Company Pte. Ltd. (“Western Singapore”) and Western Asset Management Company Ltd. (“Western Japan”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Asset Limited, Western Singapore and Western Japan are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 1.15% of the Fund’s average daily net assets.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than interest, brokerage commissions, taxes, extraordinary expenses and deferred organizational expenses, to average net assets of Class A, Class C, Class FI, Class I and Class IS shares did not exceed 1.65%, 2.40%, 1.65%, 1.35% and 1.25%, respectively. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Directors’ consent.

During the year ended October 31, 2014, fees waived and/or expenses reimbursed amounted to $395,901.

The investment manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the investment manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Western Asset Macro Opportunities Fund 2014 Annual Report	47

Notes to financial statements (cont’d)

Pursuant to these arrangements, at October 31, 2014, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class I	Class IS
Expires October 31, 2015	—	—	$32	$107,080	—
Expires October 31, 2016	$81,136	$8,268	111,107	172,168	$23,222
Total fee waivers/expense reimbursements subject to recapture	$81,136	$8,268	$111,139	$279,248	$23,222

For the year ended October 31, 2014, LMPFA recaptured $57, $88, $24, $14,044 and $57 for Class A, Class C, Class FI, Class I and Class IS, respectively.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2014, LMIS and its affiliates retained sales charges of $11,503 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2014, CDSCs paid to LMIS and its affiliates were:

Class C
CDSCs	$568

All officers of the Corporation are employeed by Legg Mason or its affiliates and do not receive compensation from the Corporation.

3. Investments

During the year ended October 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$335,683,170	$92,991,732
Sales	77,617,218	51,936,350

At October 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$3,469,153
Gross unrealized depreciation	(7,083,459)
Net unrealized depreciation	$(3,614,306)

48	Western Asset Macro Opportunities Fund 2014 Annual Report

At October 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
3-Month Euribor	11	3/15	$3,440,687	$3,442,889	$2,202
90-Day Eurodollar	143	12/15	35,381,615	35,451,487	69,872
90-Day Eurodollar	333	3/16	82,166,570	82,355,062	188,492
90-Day Eurodollar	1,228	6/16	302,077,153	302,932,250	855,097
Euro BTP	135	12/14	21,932,507	22,002,935	70,428
U.S. Dollar/Australian Dollar	26	12/14	2,258,594	2,279,940	21,346
U.S. Dollar/British Pound	42	12/14	4,228,468	4,196,063	(32,405)
U.S. Treasury Long-Term Bonds	647	12/14	92,710,290	91,287,656	(1,422,634)
U.S. Treasury Ultra Long-Term Bonds	139	12/14	21,823,952	21,796,938	(27,014)
					(274,616)
Contracts to Sell:
90-Day Eurodollar	501	3/15	124,917,647	124,924,350	(6,703)
U.S. Dollar/Euro	168	12/14	26,549,454	26,313,000	236,454
Euro-Bund	475	12/14	89,110,760	89,828,619	(717,859)
Euro-OAT	23	12/14	4,132,014	4,175,220	(43,206)
Japanese 10-Year Bond	62	12/14	80,496,687	80,880,125	(383,438)
U.S. Dollar/Japanese Yen	278	12/14	32,624,209	30,955,300	1,668,909
U.S. Treasury 5-Year Notes	889	12/14	106,123,822	106,172,993	(49,171)
U.S. Treasury 10-Year Notes	2,497	12/14	315,422,385	315,519,360	(96,975)
					608,011
Net unrealized appreciation on open futures contracts					$333,395

During the year ended October 31, 2014, written option transactions for the Fund were as follows:

	Contracts/ Notional Amount	Premiums
Written options, outstanding as of October 31, 2013	151	$69,994
Options written	32,470,327	7,766,303
Options closed	(14,472,608)	(1,487,423)
Options exercised	(4,075)	(1,656,398)
Options expired	(820,007)	(2,533,766)
Written options, outstanding as of October 31, 2014	17,173,788	$2,158,710

Western Asset Macro Opportunities Fund 2014 Annual Report	49

Notes to financial statements (cont’d)

At October 31, 2014, the Fund had the following open forward foreign currency contracts:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	2,199,963	RUB	88,400,000	Deutsche Bank AG	11/6/14	$145,236
USD	2,273,231	MXN	30,750,000	Deutsche Bank AG	11/7/14	(9,831)
EUR	3,060,000	USD	3,888,627	Bank of America N.A.	11/14/14	(53,742)
PLN	4,636,501	USD	1,394,422	Bank of America N.A.	11/14/14	(18,939)
EUR	723,896	USD	916,952	Bank of America N.A.	11/14/14	(9,744)
GBP	422,203	USD	704,657	Bank of America N.A.	11/14/14	(29,315)
CAD	410,861	USD	375,575	Bank of America N.A.	11/14/14	(11,128)
USD	21,120	JPY	2,200,637	Citibank, N.A.	11/14/14	1,527
USD	111,995	JPY	12,153,561	Citibank, N.A.	11/14/14	3,788
USD	279,357	EUR	209,221	Citibank, N.A.	11/14/14	17,154
USD	300,143	MXN	4,001,599	Citibank, N.A.	11/14/14	3,170
USD	372,221	EUR	277,807	Citibank, N.A.	11/14/14	24,065
USD	382,078	EUR	285,325	Citibank, N.A.	11/14/14	24,501
USD	373,488	CAD	410,861	Bank of America N.A.	11/14/14	9,042
USD	527,564	EUR	400,000	Citibank, N.A.	11/14/14	26,272
USD	588,720	JPY	60,000,000	Citibank, N.A.	11/14/14	54,520
USD	639,487	GBP	380,104	Bank of America N.A.	11/14/14	31,483
USD	734,246	EUR	573,001	Bank of America N.A.	11/14/14	16,144
USD	1,013,065	EUR	800,000	Citibank, N.A.	11/14/14	10,481
USD	1,401,546	PLN	4,431,059	Bank of America N.A.	11/14/14	87,011
USD	1,594,374	EUR	1,263,261	Citibank, N.A.	11/14/14	11,216
USD	2,067,397	EUR	1,642,871	Bank of America N.A.	11/14/14	8,502
USD	3,626,690	EUR	2,713,228	Bank of America N.A.	11/14/14	226,391
USD	4,792,642	EUR	3,719,549	Bank of America N.A.	11/14/14	131,192
USD	18,409,069	EUR	13,742,244	Citibank, N.A.	11/14/14	1,186,875
USD	3,487,754	RUB	147,532,000	Deutsche Bank AG	11/28/14	80,372
INR	342,042,720	USD	5,479,698	Citibank, N.A.	1/16/15	6,273
ZAR	52,367,187	USD	4,734,403	Citibank, N.A.	1/16/15	(45,444)
CNY	25,910,000	USD	4,192,964	Citibank, N.A.	1/16/15	20,205
MXN	49,616,254	USD	3,649,502	Barclays Bank PLC	1/16/15	19,193
INR	215,810,000	USD	3,486,993	Barclays Bank PLC	1/16/15	(25,650)
COP	7,031,330,000	USD	3,402,119	Bank of America N.A.	1/16/15	(9,650)
MXN	43,770,000	USD	3,220,611	Barclays Bank PLC	1/16/15	15,804
INR	188,680,000	USD	3,017,432	Bank of America N.A.	1/16/15	8,778
JPY	314,360,000	USD	2,919,987	Barclays Bank PLC	1/16/15	(118,801)
INR	167,340,000	USD	2,679,155	Barclays Bank PLC	1/16/15	4,786
RUB	114,490,000	USD	2,820,993	Citibank, N.A.	1/16/15	(214,149)
CNY	12,930,060	USD	2,091,972	Barclays Bank PLC	1/16/15	10,557
BRL	5,090,000	USD	2,022,851	Bank of America N.A.	1/16/15	(10,696)
JPY	223,320,000	USD	2,089,192	Bank of America N.A.	1/16/15	(99,241)
RUB	80,200,000	USD	1,860,357	Barclays Bank PLC	1/16/15	(34,268)

50	Western Asset Macro Opportunities Fund 2014 Annual Report

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
RUB	80,150,000	USD	1,859,353	Bank of America N.A.	1/16/15	$(34,402)
KRW	1,951,040,000	USD	1,839,042	Bank of America N.A.	1/16/15	(18,536)
BRL	4,425,116	USD	1,780,158	Citibank, N.A.	1/16/15	(30,841)
KRW	1,452,410,000	USD	1,369,436	Barclays Bank PLC	1/16/15	(14,199)
MXN	15,490,000	USD	1,138,594	Citibank, N.A.	1/16/15	6,758
BRL	2,875,000	USD	1,160,538	Bank of America N.A.	1/16/15	(24,006)
BRL	2,550,000	USD	1,013,111	Citibank, N.A.	1/16/15	(5,056)
INR	54,600,000	USD	880,290	Barclays Bank PLC	1/16/15	(4,569)
RUB	29,440,000	USD	724,142	Bank of America N.A.	1/16/15	(53,817)
BRL	990,000	USD	385,965	Citibank, N.A.	1/16/15	5,397
INR	22,210,000	USD	358,718	Barclays Bank PLC	1/16/15	(2,495)
KRW	290,960,000	USD	271,874	Citibank, N.A.	1/16/15	(381)
RUB	9,580,000	USD	233,801	Barclays Bank PLC	1/16/15	(15,672)
USD	253,113	JPY	26,724,222	Bank of America N.A.	1/16/15	14,980
USD	288,728	ZAR	3,230,000	Barclays Bank PLC	1/16/15	(486)
USD	492,333	MXN	6,640,000	Citibank, N.A.	1/16/15	1,362
USD	704,068	PLN	2,346,094	Bank of America N.A.	1/16/15	9,890
USD	705,759	PLN	2,350,000	Citibank, N.A.	1/16/15	10,426
USD	731,520	JPY	78,100,000	Bank of America N.A.	1/16/15	35,590
USD	919,008	RUB	37,500,138	Bank of America N.A.	1/16/15	65,161
USD	904,822	EUR	714,000	Bank of America N.A.	1/16/15	9,639
USD	1,045,805	BRL	2,580,000	Barclays Bank PLC	1/16/15	25,891
USD	1,053,780	ZAR	11,980,000	Bank of America N.A.	1/16/15	(18,910)
USD	1,347,269	KRW	1,452,410,000	Barclays Bank PLC	1/16/15	(7,968)
USD	1,824,766	KRW	1,951,040,000	Bank of America N.A.	1/16/15	4,260
USD	2,470,135	EUR	1,950,000	Barclays Bank PLC	1/16/15	25,310
USD	2,587,992	CNY	16,000,000	Citibank, N.A.	1/16/15	(13,734)
USD	3,078,870	ZAR	34,535,773	Barclays Bank PLC	1/16/15	(13,464)
USD	3,226,211	MXN	43,770,000	Barclays Bank PLC	1/16/15	(10,204)
USD	3,678,849	BRL	9,100,000	Barclays Bank PLC	1/16/15	81,477
USD	3,963,740	CNY	24,530,000	Bank of America N.A.	1/16/15	(25,031)
USD	4,200,895	BRL	10,330,000	Barclays Bank PLC	1/16/15	117,285
USD	4,052,014	ZAR	46,038,985	Citibank, N.A.	1/16/15	(70,318)
USD	4,410,097	MXN	59,611,284	Bank of America N.A.	1/16/15	2,357
USD	4,507,462	PLN	15,025,399	Barclays Bank PLC	1/16/15	61,650
USD	7,775,464	JPY	832,480,000	Barclays Bank PLC	1/16/15	357,434
USD	10,852,161	MXN	146,312,630	Barclays Bank PLC	1/16/15	33,603
USD	420,464	BRL	1,076,893	Citibank, N.A.	1/27/15	(3,818)
BRL	2,611,000	USD	1,058,370	Deutsche Bank AG	2/3/15	(31,863)
BRL	1,116,300	USD	452,401	Bank of America N.A.	2/3/15	(13,531)
BRL	2,446,414	USD	973,000	Barclays Bank PLC	2/4/15	(11,492)
Total						$1,937,617

Western Asset Macro Opportunities Fund 2014 Annual Report	51

Notes to financial statements (cont’d)

Abbreviations used in this table:
AUD	— Australian Dollar
BRL	— Brazilian Real
CAD	— Canadian Dollar
CNH	— Yuan Renminbi
CNY	— Yuan Renminbi
EUR	— Euro
GBP	— British Pound
INR	— Indian Rupee
JPY	— Japanese Yen
KRW	— South Korean Won
MXN	— Mexican Peso
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
PLN	— Polish Zloty
RUB	— Russian Ruble
SEK	— Swedish Krona
TRY	— Turkish Lira
ZAR	— South African Rand

At October 31, 2014, the Fund held the following open swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION[1]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Periodic Payments Received By The Fund†	Market Value[3]	Upfront Premiums Paid	Unrealized Appreciation
Citigroup Global Markets (Markit CDX.NA.IG.23 Index)	$49,120,000	12/20/19	1.000% quarterly	$869,654	$755,774	$113,880
Citigroup Global Markets (Markit CDX.NA.HY.23 Index)	17,150,000	12/20/19	5.000% quarterly	1,206,790	1,035,375	171,415
Total	$66,270,000			$2,076,444	$1,791,149	$285,295

CENTRALLY CLEARED INTEREST RATE SWAPS
Swap Counterparty (Reference Entity)	Notional Amount		Termination Date	Payments Made By The Fund†	Payments Received By The Fund†	Upfront Premiums Paid (Received)	Unrealized Depreciation
Barclays Capital Inc.	1,384,780,000	JPY	7/22/24	0.678% semi-annually	6-Month Japanese BBA LIBOR	—	$(129,862)
Barclays Capital Inc.	$31,680,000		11/15/43	2.224% 1 Time	3-Month LIBOR	$(2,032,690)	(1,079,286)
Total						$(2,032,690)	$(1,209,148)

OTC CREDIT DEFAULT SWAPS ON CORPORATE ISSUES — BUY PROTECTION[5]
Swap Counterparty (Reference Entity)	Notional Amount[2]	Termination Date	Implied Credit Spread At October 31, 2014[4]	Periodic Payments Made By The Fund†	Market Value	Upfront Premiums Paid (Received)	Unrealized Depreciation
Goldman Sachs Group Inc. (CHS/Community Health Systems Inc., 8.000% due 11/15/19)	$400,000	3/20/19	2.20%	5.000% quarterly	$(46,168)	$(27,566)	$(18,602)
Goldman Sachs Group Inc. (CHS/Community Health Systems Inc., 8.000% due 11/15/19)	600,000	3/20/19	2.20%	5.000% quarterly	(69,252)	(46,180)	(23,072)
Total	$1,000,000				$(115,420)	$(73,746)	$(41,674)

52	Western Asset Macro Opportunities Fund 2014 Annual Report

[1]

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

[2]

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

[3]

The quoted market prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement been closed/sold as of the period end. Decreasing market values (sell protection) or increasing market values (buy protection) when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

[4]

Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

[5]

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or the underlying securities comprising the referenced index.

†	Percentage shown is an annual percentage rate.

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at October 31, 2014.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[2]	$270,266	$39,338	$50,548	$360,152
Futures contracts[3]	1,186,091	1,926,709	—	3,112,800
Centrally cleared swap contracts[4]	—	—	285,295	285,295
Forward foreign currency contracts	—	3,053,008	—	3,053,008
Total	$1,456,357	$5,019,055	$335,843	$6,811,255

Western Asset Macro Opportunities Fund 2014 Annual Report	53

Notes to financial statements (cont’d)

LIABILITY DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Written options	$1,081,480	$441,415	$2,618	$1,525,513
Futures contracts[3]	2,747,000	32,405	—	2,779,405
OTC swap contracts[5]	—	—	115,420	115,420
Centrally cleared swap contracts[4]	1,209,148	—	—	1,209,148
Forward foreign currency contracts	—	1,115,391	—	1,115,391
Total	$5,037,628	$1,589,211	$118,038	$6,744,877

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]	Market value of purchased options is reported in Investments at value in the Statement of Assets and Liabilities.

[3]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[4]

Includes cumulative appreciation (depreciation) of centrally cleared swap contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[5]	Values include premiums paid (received) on swap contracts which are shown seperately in the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(118,839)	$(440,432)	$2,394	$(556,877)
Written options	4,303,510	282,107	16,078	4,601,695
Futures contracts	(4,709,589)	3,113,964	—	(1,595,625)
Swap contracts	(760,533)	—	508,805	(251,728)
Forward foreign currency contracts[2]	—	1,921,755	—	1,921,755
Total	$(1,285,451)	$4,877,394	$527,277	$4,119,220

[1]	Net realized gain (loss) from purchased options is reported in net realized gain (loss) from investment transactions in the Statement of Operations.

[2]	Net realized gain (loss) from forward foreign currency contracts is reported in net realized gain (loss) from foreign currency transactions in the Statement of Operations.

54	Western Asset Macro Opportunities Fund 2014 Annual Report

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options[1]	$(8,470)	$(137,224)	$(1,044)	$(146,738)
Written options	406,710	216,975	(138)	623,547
Futures contracts	(1,259,685)	1,907,381	—	647,696
Swap contracts	(1,153,293)	—	243,444	(909,849)
Forward foreign currency contracts[2]	—	1,895,889	—	1,895,889
Total	$(2,014,738)	$3,883,021	$242,262	$2,110,545

[1]	The change in unrealized appreciation (depreciation) from purchased options is reported in the change in net unrealized appreciation (depreciation) from investments in the Statement of Operations.

[2]

The change in unrealized appreciation (depreciation) from forward foreign currency contracts is reported in the change in net unrealized appreciation (depreciation) from foreign currencies in the Statement of Operations.

During the year ended October 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$179,940
Written options	418,310
Futures contracts (to buy)	234,725,142
Futures contracts (to sell)	261,900,606
Forward foreign currency contracts (to buy)	18,491,188
Forward foreign currency contracts (to sell)	41,079,104

Average Notional Balance
Interest rate swap contracts	$26,041,238
Credit default swap contracts (to buy protection)	2,570,107
Credit default swap contracts (to sell protection)	35,185,400
Total return swaps†	469,231

†	At October 31, 2014, there were no open positions held in this derivative.

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at October 31, 2014:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Purchased options[2]	$360,152	—	$360,152
Futures contracts[3]	280,883	—	280,883
Centrally cleared swap contracts[3]	363,088	—	363,088
Forward foreign currency contracts	3,053,008	—	3,053,008
Total	$4,057,131	—	$4,057,131

Western Asset Macro Opportunities Fund 2014 Annual Report	55

Notes to financial statements (cont’d)

The following table presents by financial instrument, the Fund’s derivative liabilities net of the related collateral pledged by the Fund at October 31, 2014:

	Gross Amount of Derivative Liabilities in the Statement of Assets and Liabilities[1]	Collateral Pledged	Net Amount
Written options	$1,525,513	$(881,107)	$644,406
OTC swap contracts	115,420	—	115,420
Forward foreign currency contracts	1,115,391	—	1,115,391
Total	$2,756,324	$(881,107)	$1,875,217

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Market value of purchased options is shown in Investments at value in the Statement of Assets and Liabilities.

[3]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service and/or distribution fee with respect to its Class A, Class C and Class FI shares calculated at the annual rate of 0.25%, 1.00% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued and paid monthly.

For the year ended October 31, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$56,427	$11,926
Class C	34,924	2,918
Class FI	61,078	35,561
Class I	—	8,359
Class IS	—	36
Total	$152,429	$58,800

For the year ended October 31, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$81,136
Class C	8,268
Class FI	111,107
Class I	172,168
Class IS	23,222
Total	$395,901

56	Western Asset Macro Opportunities Fund 2014 Annual Report

6. Distributions to shareholders by class

	Year Ended October 31, 2014	Period Ended October 31, 2013*
Net Investment Income:
Class A	$108	—
Class C	186	—
Class FI	52,046	—
Class I	247,561	—
Class IS	103	—
Total	$300,004	—

Net Realized Gains:
Class A	$235	—
Class C	529	—
Class FI	95,229	—
Class I	477,199	—
Class IS	200	—
Total	$573,392	—

*	For the period August 30, 2013 (inception date) to October 31, 2013.

7. Capital shares

At October 31, 2014, the Corporation had 42.7 billion shares of capital stock authorized with a par value of $0.001 per share. Transactions in shares of each class were as follows:

	Year Ended October 31, 2014		Period Ended October 31, 2013*
	Shares	Amount	Shares	Amount
Class A
Shares sold	7,063,494	$78,019,753	1,176	$11,827
Shares issued on reinvestment	33	344	—	—
Shares repurchased	(2,208,975)	(24,320,089)	—	—
Net increase	4,854,552	$53,700,008	1,176	$11,827

Class C
Shares sold	1,304,846	$14,419,413	2,642	$27,000
Shares issued on reinvestment	70	715	—	—
Shares repurchased	(8,011)	(88,310)	—	—
Net increase	1,296,905	$14,331,818	2,642	$27,000

Class FI
Shares sold	5,305,692	$57,822,645	1,000	$10,000
Shares issued on reinvestment	14,351	147,275	—	—
Shares repurchased	(596,991)	(6,584,929)	—	—
Net increase	4,723,052	$51,384,991	1,000	$10,000

Class I
Shares sold	16,703,095	$185,444,829	2,330,362	$23,332,505
Shares issued on reinvestment	70,551	724,759	—	—
Shares repurchased	(3,072,224)	(33,747,689)	—	—
Net increase	13,701,422	$152,421,899	2,330,362	$23,332,505

Western Asset Macro Opportunities Fund 2014 Annual Report	57

Notes to financial statements (cont’d)

	Year Ended October 31, 2014		Period Ended October 31, 2013*
	Shares	Amount	Shares	Amount
Class IS
Shares sold	4,352,831	$48,540,000	1,000	$10,000
Shares issued on reinvestment	30	303	—	—
Net increase	4,352,861	$48,540,303	1,000	$10,000

*	For the period August 30, 2013 (inception date) to October 31, 2013.

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

Record Date Payable Date	Short-Term Capital Gain	Long-Term Capital Gain
12/9/2014 12/10/2014	$0.099230	$0.081430

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2014	2013
Distributions Paid From:
Ordinary income	$455,709	—
Net long-term capital gains	417,687	—
Total distributions paid	$873,396	—

As of October 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$10,717,842
Undistributed long-term capital gains — net	2,911,082
Total undistributed earnings	$13,628,924
Other book/tax temporary differences(a)	(3,917,745)
Unrealized appreciation (depreciation)(b)	(1,881,512)
Total accumulated earnings (losses) — net	$7,829,667

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

58	Western Asset Macro Opportunities Fund 2014 Annual Report

Report of independent registered public accounting firm

To the Board of Directors of Western Asset Funds, Inc. and to the Shareholders of Western Asset Macro Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Western Asset Macro Opportunities Fund (one of the funds comprising Western Asset Funds, Inc., the “Fund”) at October 31, 2014, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2014 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, Maryland

December 17, 2014

Western Asset Macro Opportunities Fund 2014 Annual Report	59

Additional information (unaudited)

Information about Directors and Officers

The business and affairs of Western Asset Macro Opportunities Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Directors. The business address of each Director is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Directors and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Directors and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Directors†
Robert Abeles, Jr.
Year of birth	1945
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2013
Principal occupations during the past five years	Senior Vice President, Finance and Chief Financial Officer (since 2009) of University of Southern California.
Number of portfolios in fund complex overseen[3]	12
Other directorships held during the past five years	None

Ronald J. Arnault
Year of birth	1943
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 1997
Principal occupations during the past five years	Retired.
Number of portfolios in fund complex overseen[3]	12
Other directorships held during the past five years	None

Anita L. DeFrantz
Year of birth	1952
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 1998
Principal occupations during the past five years	President (since 1987) and Director (since 1990) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Director of Kids in Sports (since 1994); Member of the International Olympic Committee (since 1986) and Member of Executive Board of International Olympic Committee (since 2014).
Number of portfolios in fund complex overseen[3]	12
Other directorships held during the past five years	OBN Holdings, Inc. (film, television and media company)

60	Western Asset Macro Opportunities Fund

Independent Directors cont’d
Avedick B. Poladian
Year of birth	1951
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (since 2002); Partner, Arthur Andersen, LLP (1974 to 2002).
Number of portfolios in fund complex overseen[3]	12
Other directorships held during the past five years	Occidental Petroleum Corporation and Public Storage

William E. B. Siart
Year of birth	1946
Position(s) held with Fund	Director and Chairman
Term of office[1] and length of time served[2]	Since 1997
Principal occupations during the past five years	Trustee of The Getty Trust (since 2005); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006); Chairman of Excellent Education Development (since 2000).
Number of portfolios in fund complex overseen[3]	12
Other directorships held during the past five years	None

Jaynie Miller Studenmund
Year of birth	1954
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2004
Principal occupations during the past five years

Director of Forest Lawn (since 2002) (memorial parks); Director of Pinnacle Entertainment, Inc. (since 2012) (gaming and hospitality company). Formerly: Director of Orbitz Worldwide, Inc. (2007 to 2014) (online travel company); Director of MarketTools, Inc. (2010 to 2012) (market research software provider); Director of eHarmony, Inc. (2005 to 2011) (online dating company).

Number of portfolios in fund complex overseen[3]	12
Other directorships held during the past five years	None

Western Asset Macro Opportunities Fund	61

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Interested Director
Ronald L. Olson[4]
Year of birth	1941
Position(s) held with Fund	Director
Term of office[1] and length of time served[2]	Since 2005
Principal occupations during the past five years	Senior Partner of Munger, Tolles & Olson LLP (a law partnership) (since 1968).
Number of portfolios in fund complex overseen[3]	12
Other directorships held during the past five years	Edison International, City National Corporation (financial services company), The Washington Post Company, and Berkshire Hathaway, Inc.

Officers[5]
Kenneth D. Fuller
Year of birth	1958
Position(s) with Fund	President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 173 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)

Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Fund	Principal Financial Officer and Treasurer
Term of office[1] and length of time served[2]	Since 2011 and since 2013
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

62	Western Asset Macro Opportunities Fund

Officers[4] cont’d
Todd F. Kuehl Legg Mason 100 International Drive, 9th Floor, Baltimore, MD 21202
Year of birth	1969
Position(s) held with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Managing Director of Legg Mason & Co. (since 2011); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2010); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002 to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) held with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupations during the past five years	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006).

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

Western Asset Macro Opportunities Fund	63

Additional information (unaudited) (cont’d)

Information about Directors and Officers

Officers[4] cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

†	Directors who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Director and Officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Director became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

In addition to overseeing the 10 funds of the Corporation, each Director also serves as a Director of Western Asset Income Fund and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same Fund Complex as the Corporation.

[4]	Mr. Olson is an “interested person” (as defined above) of the Fund because his law firm has provided legal services to WAM.

[5]	Each officer of the Fund is an “interested person” (as defined above) of the Fund.

64	Western Asset Macro Opportunities Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2014:

Record date:	12/10/2013	12/24/2013
Payable date:	12/11/2013	12/26/2013
Interest from Federal obligations	8.46%	8.46%
Long-term capital gain dividend	—	$0.145850

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Western Asset Macro Opportunities Fund	65

Western Asset

Macro Opportunities Fund

Directors

William E. B. Siart Chairman

Robert Abeles, Jr.

Ronald J. Arnault

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

Jaynie M. Studenmund

Investment manager

Legg Mason Partners Fund Advisor, LLC

Investment advisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Pte. Ltd.

Western Asset Management Company Ltd

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Custodian

State Street Bank and Trust Company

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Legal counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Western Asset Macro Opportunities Fund

The Fund is a separate investment series of Western Asset Funds, Inc.

Western Asset Macro Opportunities Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Macro Opportunities Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

Western Asset Management Company

Legg Mason, Inc. Subsidiaries

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

WASX016050 12/14 SR14-2378

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that Mr. Ronald J. Arnault possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial expert,” and have designated Mr. Arnault as the Audit Committee’s financial expert. Mr. Arnault is “independent” Directors pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2013 and October 31, 2014 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $0 in October 31, 2013 and $109,288 in October 31, 2014.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in October 31, 2013 and $0 in October 31, 2014.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in October 31, 2013 and $6,200 in October 31, 2014. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate other fees billed in the Reporting Periods for products and services provided by the Auditor were $24 in October 31, 2013 and $49 in October 31, 2014, other than the services reported in paragraphs (a) through (c) for the Item for the Western Asset Funds, Inc.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Western Asset Funds, Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Western Asset Funds, Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for October 31, 2013 and October 31, 2014; Tax Fees were 100% and 100% for October 31, 2013 and October 31, 2014; and Other Fees were 100% and 100% for October 31, 2013 and October 31, 2014.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Western Asset Funds, Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Western Asset Funds, Inc. during the reporting period were $240,000 in 2013 and 257,238 in 2014.

(h) Yes. Western Asset Funds, Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Western Asset Funds, Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.

Ronald J. Arnault

Anita L. DeFrantz

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Jaynie Miller Studenmund

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Funds, Inc.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	December 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	December 23, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	December 23, 2014